INVESTOR PRESENTATION Q4 2021 Steven E. Shelton President & CEO Thomas A. Sa SEVP, CFO & COO Exhibit 99.1

FORWARD-LOOKING STATEMENTS During the course of the presentation and any transcript that may result, written or otherwise, California BanCorp (the “Company”) may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks. Although the Company may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. The Company undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

OVERVIEW OF CALIFORNIA BANCORP

FOCUSED REGIONAL OFFICE FOOTPRINT


Roseville
Woodland
Davis
Sacramento
Rancho Cordo
Elk Grove
Parkway
Windsor
Santa Rosa
Sebastopol
Rohnert Park
Napa
Vacaville
Fairfield
Petaluma
Point Reyes Natl. Seashore
Novato
Vallejo
Lodi
San Rafael
Concord
Walnut Creek
Stockton
Richmo
Berkeley
San Francisco
Oakland
Manteca
Daly City
Tracy
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
N
30 km
20 mi

- Headquarters/Regional Office in Oakland
- Regional Offices in San Jose, Walnut Creek and Sacramento
- Branch services in Walnut Creek and San Jose

COMPANY OVERVIEW

- Established in 2007 as a relationship focused commercial business bank serving Northern California with $2.0 billion in assets and a market capitalization of ~$175 million[(1)]
- Majority of executive management joined the bank at inception
- Significant commercial core deposit base
- Primary relationship managers with average banking experience of over 25 years and average loan books of $45 million
- Positioned to leverage recent investments to enhance our platform and extend our markets

FINANCIAL SNAPSHOT – 12/31/21

Balance Sheet	**($mm)**	**Q4 2021 Profitability**	**(%)**
Assets	2,015	ROAA	0.61
Loans[(2)]	1,304	ROATCE	8.88
Deposits	1,680	Net Interest Margin	2.81
Tangible Equity	143	Efficiency Ratio	66.90
Loans/ Deposits (%)	82%	Cost of Deposits	0.21
Loan Composition [(2)]	**(%)**	**Deposit Composition**	**(%)**
C&I Loans / Gross Loans	34.4	DDA/ Total Deposits	45.9
CRE Loans / Gross Loans	50.6	Core Deposits/ Total Deposits	90.8
Capital Ratios (Consolidated)	**(%)**	**Credit Metrics**	**(%)**
TCE / TA	7.11	NPAs / Loans & OREO	0.02
Leverage Ratio	7.23	NPAs / Assets	0.01
Tier 1 Ratio	8.62	Reserves / Gross Loans	1.02
TRBC Ratio	12.75	NCOs / Avg. Loans	0.00

CALIFORNIA BANCORP

(1) Based on CALB's stock price of $21.23 as of 12/31/2021
(2) Total gross loans excluding PPP loans of $72.5 million

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Branch light, commercial focused business bank with strong middle market relationships throughout Northern California Strong earnings outlook as efficiencies from investments are realized Proven organic and acquisitive growth story Experienced management team and seasoned C&I relationship teams with strong ties to the local markets Quality core deposit franchise and commercial relationship strategy Disciplined underwriting standards with best-in-class asset quality metrics INVESTMENT HIGHLIGHTS 3

Balance Sheet Growth and Operating Leverage Drive Improved Profitability Strong Core Loan Growth 4th QUARTER 2021 HIGHLIGHTS Net income of $3.2 million, up from $1.8 million in Q4 2020 Diluted EPS of $0.38, up from $0.22 in Q4 2020 ROA of 0.61%, up from 0.36% in Q4 2020 Core loans (ex. PPP loans) increased $100 million, or 8%, from Q3 2021 to $1.30 billion Average core loans increased $72 million, or 6%, from prior quarter Net Interest Income Increases Net interest income of $14.0 million increased $0.1 million, or 1%, from Q3 2021 NIM declined to 2.81% from 2.87% in Q3 2021 due to excess liquidity and lower PPP fees Average loan yield of 4.33% decreased 15bps from Q3 2021 Cost of total deposits of 0.21% decreased 6bps from Q3 2021 Controlled Expenses Non-interest expense, excluding capitalized loan origination costs, of $11.6 million decreased from $11.7 million in Q3 2021 Efficiency ratio improved to 66.90% from 69.42% for Q3 2021 Continued Strong Asset Quality Non-performing assets to total assets of 0.01% Net recoveries of $6,000, or 0.00% of gross loans Provision for credit losses increased to $504,000 from $300,000 for Q3 2021

BRANCH LIGHT, COMMERCIAL FOCUSED BUSINESS BANK

BUSINESS MODEL OVERVIEW

- Middle market commercial banking focus
  - Privately owned companies with $30 million - $300 million in annual revenue
  - Clients with minimum lending relationships of $2 million or $1 million in deposits
- Portfolio managed over the long term to ~40% C&I loans and ~40% noninterest-bearing deposits
- Investing in other asset generating business lines
  - Asset-Based Lending division established in July 2011
  - Practice Acquisition division established in March 2011
  - Construction division established December 2015
  - Sponsor Finance division established in February 2020
- Strong core commercial deposit generation strategy
  - Utilize technology with minimal branches
  - Provide commercial cash management services to middle market clients
  - Dedicated treasury management sales team and platform

IMPRESSIVE LOAN GROWTH



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2015 – 2021 CAGR
Total gross loans = 17.7%
Gross loans (ex. PPP) = 16.6%
$518
$628
$733
$847
$950
$1,063
$306
$1,304
$73
2015
2016
2017
2018
2019
2020
2021
Gross Loans (ex. PPP)
PPP Loans

STRONG DEPOSIT GROWTH



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2015 – 2021
CAGR = 20.7%
$542
$650
$760
$874
$988
$1,532
$1,680
2015
2016
2017
2018
2019
2020
2021

CALIFORNIA BANCORP

Dollars in millions
Data as of 12/31 for each respective year

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TAKING SHARE FROM NATIONAL/REGIONAL BANKS

PRODUCT AND SERVICE DIFFERENTIATION

Combine Capabilities of a Big Bank with the High Service Levels of a Community Bank

- Attract top talent with deep market experience to compete against and win business from large banks
- Professional team with a consultative delivery process
- Invest in systems, tools, and technology for success in niche markets
- Offer clients access to key decision makers
- Ability to execute quickly, with market leading responsiveness

OUR "TYPICAL CLIENT"

~$75 M in annual revenue	**$8 M** revolving line with **$3 M** average outstanding	**$3 M** equipment term loan
$5 M commercial real estate loan	**$3 M** demand deposit operating account	**$5 M** money market accounts to hold surplus deposits

Fee income driven by commercial portfolio account analysis and treasury management services

INDUSTRY & SPECIALTY LENDING FOCUS

Commercial Banking Focused on Four Core Industries

Manufacturing and Distribution	Professional	Contractor	Investor CRE

Specialty Lending Groups

Practice Acquisition	Asset Based Lending	Sponsor Finance	Construction







CALIFORNIA BANCORP

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EXPERIENCED MANAGEMENT TEAM Served as Executive Vice President and CCO from 2007 through 2017 Previously served in various executive management positions including Executive Vice President and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce John Lindstedt, SEVP & CCO Emeritus Tom M. Dorrance, SEVP Technology & Operations Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Has worked in financial management and commercial banking since 1992 including I.T. Manager at CivicBank of Commerce Michele Wirfel, SEVP & CBO Previously served as the Bank’s Executive Vice President & East Bay Market President Has worked in financial management and commercial banking since 1991 in various executive management positions including regional manager for CivicBank of Commerce Age: 84 Age: 57 Age: 51 Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Served for thirteen years in various executive management positions including President of CivicBank of Commerce Steven E. Shelton, President & CEO Age: 58 Years at CALB: 14 Years in Industry: 37 Years at CALB: 14 Years in Industry: 53 Years at CALB: 14 Years in Industry: 29 Years at CALB: 14 Years in Industry: 30 Veteran banker with more than 15 years banking experience in the Sacramento area Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Scott Myers SEVP & CLO Age: 49 Joined 2019 Years in Industry: 25 More than 30 years’ experience in executive finance and risk management roles, most recently serving as Chief Risk Officer for Western Alliance Bank. Previously served in various executive and director roles at Bridge Bank and its holding company Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. Thomas A. Sa, SEVP, CFO & COO Age: 57 Joined 2019 Years in Industry: 33 Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 17 years of experience in various positions including lending and credit administration at Mechanics Bank Vivian Mui, SEVP & CCO Age: 40 Years at CALB: 14 Years in Industry: 20

Dollars in millions Tangible book value per share and capital offering price adjusted for historical stock splits Data as of 12/31 for each respective year DEMONSTRATED GROWTH TRACK RECORD $16 million common stock offering at $9.90 per share to fund growth in June 2014 $4 million private placement offering at $12.86 per share to payoff SBLF in May 2016 Completed acquisition of Pan Pacific Bank ($131 million in assets) in December 2015 2015 – 2021 Asset CAGR of 20.7% Practice Acquisition Division opened in March 2011 Completed $25.0 million private offering of common stock in August 2018 Holding Company formed in June 2017 Walnut Creek LPO opened in July 2017 Bank founded in March 2007 with $27.5 million in capital Completed expansion into the Sacramento Region San Jose ABL Division opened in July 2011 Launched Sponsor Finance in February 2020 Completed $20 million sub-debt offering in September 2020 Listed on the NASDAQ stock market in March 2020 SUCCESSFUL EXPANSION THROUGHOUT NORTHERN CALIFORNIA Completed $35 million sub-debt offering in August 2021

Dollars in millions Core deposits defined as total deposits less time deposits and brokered deposits. Data as of 12/31 for each respective year 2015 – 2021 CAGR DDA: 22.8% Total Deposits: 20.7% 0.23% 0.24% 0.35% Cost of Deposits 94% 93% 94% Core Deposit Mix 0.81% 88% 0.55% 91% 0.48% 87% 0.27% 91% 42% 44% 41% 39% 44% 45% 40% HISTORICAL DEPOSIT COMPOSITION DEPOSIT PORTFOLIO HIGHLIGHTS–12/31/21 STRONG AND GROWING CORE DEPOSIT BASE Deposits increased $148 million, or 10%, from Q4-2020 Core deposit base driven by commercial clients 95%+ of commercial relationships hold deposits at the bank Core deposits comprise 91% of total deposits Utilize remote deposit capture and commercial cash management to generate and retain deposits Treasury management division established in Q4-2019 DEPOSIT COMPOSITION

Dollars in millions Data as of 12/31 for each respective year Excludes PPP loans DIVERSIFIED COMMERCIAL LOAN PORTFOLIO HISTORICAL LOAN COMPOSITION(1) OPERATING LOC USAGE LOAN PORTFOLIO COMPOSITION GROSS LOAN FUNDING VS. NET LOAN GROWTH(2) (3) 2016 – 2021 CAGR C&I: 13.3% Total Loans: 17.0% 5.08% 4.88% 97% 96% 5.19% 96% 5.09% 97% 4.22% 89% Yield on Loans Loans / Deposits 4.29% 82% 40% 45% 40% 41% 30% (39% ex.PPP) (4% ex. PPP)

NEW LOAN PRODUCTION IMPROVED IN 4Q21 BOOKING NEW LOANS AT ATTRACTIVE RATES(1) NEW LOAN FUNDINGS(1) WTD. AVG. RATE ON NEW LOANS(1) Funded new loans with balances of $119 million in 4Q21 compared to $91 million in 3Q21 and $49 million in 4Q20 Weighted average rate on newly funded loans was 4.24% in 4Q21 compared to 4.11% in 3Q21 and 4.02% in 4Q20 4Q21 new loan dollar mix was 41% commercial, 56% CRE and 3% other Dollars in millions Excludes PPP loans

COMMERCIAL AND CRE LOAN PORTFOLIOS WELL-DIVERSIFIED LOAN PORTFOLIO MITIGATES RISK COMMERCIAL LOAN PORTFOLIO(1) CRE LOAN PORTFOLIO(1) Data as a percent of total loans, $1.37 billion Data as of 12/31/2021

PAYCHECK PROTECTION PROGRAM (PPP) DETAIL 272 PPP loans with balances of $73 million (5% of total loans) as of 12/31/21 compared to 333 PPP loans with balances of $97 million (8% of total loans) as of 9/30/21 23 first round PPP loans with balances of $8 million (0.6% of total loans) 249 second round PPP loans with balances of $65 million (5% of total loans) During the three months ended 12/31/21, $25.9 million of PPP loans were granted forgiveness by the SBA compared to $65.1 million during the three months ended 9/30/21 Recognized $709 thousand of PPP fees during the three months ended 12/31/21, with fees of $1.8 million remaining to be recognized at 12/31/21 PPP Loan Program now closed by SBA SECTOR # OF LOANS % OF PPP LOANS PRINCIPAL BALANCE % OF PPP LOANS % OF TOTAL LOANS Services 171 63% $22.3 31% 2% Contractors 24 9% 13.7 19% 1% Retail 29 11% 14.6 20% 1% Manufacturing 12 4% 7.1 10% 1% Misc. 16 6% 5.6 8% 0% Finance 4 1% 3.2 5% 0% Wholesale 7 3% 3.6 5% 0% Real Estate 9 3% 2.1 3% 0% Total 272 100% $72.5 100% 5% Dollars in millions SERVICES SECTOR DETAIL # OF LOANS % OF LOANS PRINCIPAL BALANCE % OF LOANS % OF TOTAL LOANS Prof. / Scientific 16 9% $4.6 21% 0% Dental 148 87% 15.2 68% 1% Other 7 4% 2.3 11% 0% Total 171 100% $22.3 100% 1% PPP LOANS (12/31/21)

NET CHARGE-OFFS (RECOVERIES) ($000S)(1) NONPERFORMING ASSETS RESERVES / LOANS NCOS (RECOVERIES) / AVG. LOANS (%)(1) Net charge-offs for 2020 were concentrated in 2Q20 related to non-systemic issues 1.08% ex. PPP ASSET QUALITY TRENDS

ROATCE NET INTEREST MARGIN ROAA EFFICIENCY RATIO HISTORICAL PROFITABILITY TRENDS

EXPENSE LEVELS ARE STABILIZING Operating expenses before capitalized loan origination costs are stabilizing following investments in talent, product development and technology over last two years Continued strong balance sheet growth and slower expense growth are expected to drive profitability improvements Dollars in millions OPERATING EXPENSES BEFORE CAPITALIZED LOAN ORIGINATION COSTS

CAPITAL RATIOS – BANK ONLY Data as of 12/31 for each respective year Closed subordinated debt offerings to support consolidated capital ratios totaling $20 million in 2020 and $35 million in 2021 LEVERAGE RATIO TIER 1 RATIO TCE / TA TOTAL CAPITAL RATIO

WELL POSITIONED FOR RISING RATES Cash and cash equivalents accounted for 24% of interest-earnings assets at 12/31/21 High percentage of variable rate loans that will reprice within a year (37% of total loans) First rate hike should provide a meaningful benefit to loan yields Noninterest-bearing deposits represented 46% of total deposits at 12/31/21 Significant excess liquidity and improved deposit base should lead to lower deposit beta than previous fed funds rate tightening cycle Significant ability to generate additional non-interest bearing deposits (44% of total deposits at 12/31/2020 vs. 46% of total deposits at 12/31/2021)

2022 OUTLOOK AND PRIORITIES EFFICIENCY GROWTH Fully capitalize on the infrastructure put in place to generate revenue growth rate that is at least twice as large as expense growth rate Healthy economic conditions in our markets and strong value proposition enabling us to take market share should continue to drive strong growth in loans and deposits EXPENSE MANAGEMENT Past investments in talent and technology enable us to tightly manage expenses while still generating significant balance sheet growth TREASURY MANAGEMENT Capitalize on improved treasury management platform to continue adding new commercial relationships that drive higher levels of fee income RISK MANAGEMENT Continue striking an effective balance between growth and risk management in order to maintain pristine asset quality and targeted level of interest rate sensitivity PROFITABILITY Continue executing well and generate a higher level of earnings and profitability through organic balance sheet growth, increased operating leverage, and the benefits of a high level of asset sensitivity

Northern California commercial business bank with a disciplined approach to credit underwriting Proven organic and acquisition growth capabilities Strong commercial loan portfolio with corresponding commercial relationship deposits Experienced management team and seasoned C&I relationship managers Keen focus on relationship core deposits in deposit rich industries SUMMARY 3

Please send questions to ir@bankcbc.com Or Call 510.457.3751 CaliforniaBankofCommerce.com